                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      April 21, 1997
                                                --------------------------

                           OXIS INTERNATIONAL, INC.
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              (Exact Name of Registrant as Specified in Charter)



DELAWARE                            0-8092                    94-1620407
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(STATE OR OTHER            (COMMISSION FILE NUMBER)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION)

        6040 N. Cutter Circle, Suite 317, Portland, OR         97217
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


Registrant's telephone number, including area code.   (503) 283-3911
                                                   -----------------------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                                     Exhibit Index at page: 5
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ITEM 5.   OTHER EVENTS


         (a) On April 21, 1997, OXIS International, Inc. (the "Company") announced that the French Commission des Operations de Bourse issued a visa allowing the Company to present its preliminary prospectus to raise capital through an underwritten public offering of its Common Stock in France. The offering is scheduled to commence on April 22, 1997 and will culminate in the listing of the Company's Common Stock on the newly opened French Stock Market, Le Nouveau Marche, on May 6, 1997. Upon such listing, the Company will be the first NASDAQ listed U.S. company quoted on Le Nouveau Marche, a Paris based stock exchange specifically designed to meet the needs of emerging growth companies.

              All of the securities mentioned herein have not been registered under the Securities Act of 1933, as amended. The foregoing securities may not be offered or sold in the United States.

              A copy of the press release with respect to the issuance of the visa referenced above and the listing of the Company's Common Stock on Le Nouveau Marche is attached as an exhibit to this report.

              Certain of the statements made in this report and in the attached press release are forward looking statements that are based on current expectations which involve a number of uncertainties, including the Company's ability to enter the Le Nouveau Marche stock market and consummate the French public offering. The events described herein may not occur in a timely manner, or at all. Accordingly, the Company's future activities may differ materially from those projected in the forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)  Exhibits


99.1     Press Release, dated April 21, 1997




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OXIS INTERNATIONAL, INC.
                                         (Registrant)


Dated: April 29, 1997                    By:     /s/ Jon S. Pitcher
                                             ------------------------
                                         Name:   Jon S. Pitcher
                                         Title:  Chief Financial Officer and
                                                 Vice President

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                                  EXHIBIT INDEX




     Exhibit No.                    Description
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        99.1            Press Release dated April 21, 1997.





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